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JPMorgan                                       Issue Date:  December 19, 2002
JPMorgan Chase Bank                            L/C No.:  D-233079
Global Trade Services

         Advising Bank
                                                        APPLICANT:
**********  DIRECT **********                  AMERICAN BUSINESS FINANCIAL
                                               SERVICES, INC.
                                               111 PRESIDENTIAL BLVD., STE. 215
                                               BALA CYNWYD, PA  19004

                  Beneficiary

WANAMAKER, L.L.C. C/O AMERIMAR                 AMOUNT: USD 6,000,000.00
WANAMAKER MANAGEMENT CO.                       (SIX MILLION AND 00/100
210 W. RITTENHOUSE SQUARE, STE 1900            UNITED STATES DOLLARS)
PHILADELPHIA, PA   19103

ATTENTION:  GERALD M. MARSHALL

GENTLEMEN:

WE HEREBY ESTABLISH OUR IRREVOCABLE LETTER OF CREDIT NO. D-233079 IN YOUR FAVOR AT THE REQUEST AND FOR THE ACCOUNT OF AMERICAN BUSINESS FINANCIAL SERVICES, INC. FOR AN AMOUNT NOT EXCEEDING $6,000,000.00 (U.S. DOLLARS SIX MILLION AND 00/100).

THIS LETTER OF CREDIT IS AVAILABLE BY YOUR DRAFT DRAWN AT SIGHT ON JPMORGAN CHASE BANK DULY SIGNED AND MARKED: "DRAWN UNDER JPMORGAN CHASE BANK LETTER OF CREDIT NO. D-233079 DATED DECEMBER 19, 2002" ACCOMPANIED BY THE FOLLOWING
DOCUMENT:

1. BENEFICIARY'S MANUALLY SIGNED STATEMENT ON ITS LETTERHEAD READING EXACTLY AS
   FOLLOWS:

"THE UNDERSIGNED IS MAKING A DRAW ON THE LETTER OF CREDIT IN THE AMOUNT OF $ DUE TO A DEFAULT UNDER THAT CERTAIN OFFICE LEASE DATED NOVEMBER 27, 2002 BY AND BETWEEN BENEFICIARY AND APPLICANT."

PARTIAL DRAWINGS ARE ALLOWED.

THIS LETTER OF CREDIT EXPIRES AT OUR COUNTERS ON DECEMBER 18, 2003.

THE ORIGINAL OF THIS LETTER OF CREDIT AND SUBSEQUENT AMENDMENTS, IF ANY, MUST ACCOMPANY ALL DRAWINGS.

WE HEREBY ENGAGE WITH YOU THAT ALL DRAFTS DRAWN UNDER AND IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED IF PRESENTED AT 10420 HIGHLAND MANOR DRIVE, BUILDING 2, FLOOR 4, TAMPA, FLORIDA 33610.

THIS LETTER OF CREDIT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE PUBLICATION NO. 500.

PLEASE CONTACT US AT (813) 432-5661 OR (813) 432-5610 IF YOU HAVE ANY QUESTIONS CONCERNING THIS LETTER OF CREDIT.


D-233079-  -001-L1-01-                         /s/ JAMES ALONZO
                                               --------------------------------
                                               JAMES ALONZO
                                               ASSISTANT VICE PRESIDENT